Exhibit 10.2















                      JADE FINANCIAL CORP.

                   STOCK COMPENSATION PROGRAM

                      JADE FINANCIAL CORP.

                   STOCK COMPENSATION PROGRAM


     1. Purpose. The Jade Financial Corp. Stock Compensation Program ("Program") is intended to secure, for Jade Financial Corp. (the "Company") and its shareholders, the benefits arising from ownership of the Company's common stock, $.01 par value per share ("Common Stock") by those selected employees and directors of the Company who will be responsible for its future growth.
The Program is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company, and to provide employees and directors with an additional incentive to contribute to the success of the Company.

     2. Elements of the Program. In order to maintain flexibility in the award of stock benefits, the Program is comprised of four parts. Part I is the Incentive Stock Option Plan ("Incentive Plan"). Part II is the Compensatory Stock Option Plan ("Compensatory Plan"). Part III is the Stock Appreciation Rights Plan ("S.A.R. Plan"). Part IV is the Restricted Shares Plan ("Restricted Plan"). Copies of the Incentive Plan, Compensatory Plan, S.A.R. Plan, and Restricted Plan are attached hereto as Part I, Part II, Part III and
Part IV, respectively, and are collectively referred to herein as the "Plans." The grant of an option, appreciation right or performance share under one of the Plans shall not be construed to prohibit the grant of an option, appreciation right or restricted share under any of the other Plans.

     3. Applicability of General Provisions. Unless any Plan specifically indicates to the contrary, all Plans shall be subject to the General Provisions of the Stock Compensation
Program set forth below.

     4. Administration of the Plans. The Plans shall be administered, construed, governed and amended in accordance with their respective terms.

      GENERAL PROVISIONS OF THE STOCK COMPENSATION PROGRAM

     Article 1. Administration. The Program shall be administered by the Compensation Committee of the Board of Directors of the Company. The committee, when acting to administer the Program, is referred to as the "Program Administrators." Any action of the Program Administrators shall be taken by majority vote or the unanimous written consent of the Program Administrators. The Board of Directors, with the Program Administrators not voting, shall administer the Program with respect to the options granted to the Program Administrators in accordance with the provisions of Part II. No Program Administrator or member of the Board of Directors of the Company or any parent or subsidiary, shall be liable for any action or determination made in good faith with respect to the Program or
<PAGE 1> to any option, stock appreciation right, or performance share granted thereunder.

     Article 2. Authority of Program Administrators. Subject to the other provisions of this Program, and with a view to effecting its purpose, the Program Administrators shall have sole authority in their absolute discretion: (a) to construe and interpret the Program; (b) to define the terms used herein;
(c) to prescribe, amend, and rescind rules and regulations relating to the Program; (d) to determine the employees to whom options, appreciation rights and restricted shares shall be granted under the Program; (e) to determine the time or times at which options, appreciation rights and restricted shares shall be granted under the Program; (f) to determine the number of shares subject to any option or stock appreciation right under the Program and the number of shares to be awarded as restricted shares under the Program as well as the option price, and the duration of each option, appreciation right and restricted share, and any other terms and conditions of options, appreciation rights and restricted shares; and (g) to make any other determinations necessary or advisable for the administration of the Program and to do everything necessary or appropriate to administer the Program. All decisions, determinations, and interpretations made by the Program Administrators shall be binding and conclusive on all participants in the Program and on their legal representatives, heirs and beneficiaries.

     Article 3. Maximum Number of Shares Subject to the Program. The maximum aggregate number of shares of Common Stock available pursuant to the Plans, subject to adjustment as provided in
Article 6 hereof, shall be 250,000 shares of the Company's Common Stock. If any of the options granted under this Program expire or terminate for any reason before they have been exercised in full, the unpurchased shares subject to those expired or terminated options shall again be available for the purposes of the Program.

     Article 4. Eligibility and Participation. Certain employees of the Company, including officers whether or not directors of the Company, or of any parent or any subsidiary, shall be eligible for selection by the Program Administrators to participate in all parts of the Program. Directors who are not employees of the Company shall only be eligible to participate in
Part II of the Program.

     Article 5. Effective Date and Term of Program. The Program shall become effective upon its adoption by the Board of Directors of the Company and subsequent approval of the Program by unanimous consent of the Company's shareholders or by a majority of the total votes eligible to be cast at a meeting of shareholders, which vote shall be taken within 12 months of adoption of the Program by the Company's Board of Directors; provided, however, that options, appreciation rights, and restricted shares may be granted under this Program prior to obtaining shareholder approval of the Program, but any such
<PAGE 2> options or appreciation rights or restricted shares shall be contingent upon such shareholder approval being obtained and may not be exercised prior to such approval. The Program shall continue in effect for a term of 10 years unless sooner terminated under Article 7 of the General Provisions.

     Article 6. Adjustments. If the shares of Common Stock of the Company as a whole are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which options, appreciation rights and restricted shares may be granted under this Program. A corresponding adjustment changing the number or kind of shares allocated to unexercised options, appreciation rights, restricted shares, or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in outstanding options and appreciation rights shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option or appreciation right, but with a corresponding adjustment in the price for each share or other unit of any security covered by the option or appreciation right. In making any adjustment pursuant to this Article 6, any fractional shares shall be disregarded.

     Article 7. Termination and Amendment of Program. The Program shall terminate no later than 10 years from the date such Program is adopted by the Company's Board of Directors, or the date such Program is approved by the shareholders, whichever is earlier. No options, appreciation rights, or restricted shares shall be granted under the Program after that date. The Company's Board of Directors can terminate the Program at any time. Subject to the limitation contained in Article 8 of the General Provisions, the Board of Directors may at any time amend or revise the terms of the Program, including the form and substance of the option, appreciation right, and restricted shares agreements to be used hereunder; provided that no amendment or revision shall (a) increase the maximum aggregate number of shares that may be sold, subjected to appreciation, or distributed pursuant to options, appreciation rights, or restricted shares granted under this Program, except as permitted under Article 6 of the General Provisions; (b) change the minimum purchase price for shares under Section 4 of Parts I and II;
(c) increase the maximum term established under the Plans for any option, appreciation right, or restricted share; or (d) permit the granting of an option, appreciation right, or restricted share to anyone other than as provided in Article 4 of the General Provisions.

     Article 8. Prior Rights and Obligations. No amendment, suspension, or termination of the Program shall, without the consent of the employee who has received an option, appreciation right, or restricted share, alter or impair any of that <PAGE 3> employee's rights or obligations under any option, appreciation right or restricted share granted under the Program prior to such amendment, suspension, or termination.

     Article 9. Privileges of Stock Ownership. Except as provided in Part IV and notwithstanding the exercise of any options granted pursuant to the terms of this Program, no employee shall have any of the rights or privileges of a shareholder of the Company in respect of any shares of stock issuable upon the exercise of his or her option until certificates representing the shares have been issued and delivered. No shares shall be required to be issued and delivered upon exercise of any option unless and until all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the securities shall have been fully complied with. No adjustment shall be made for dividends or any other distributions for which the record date is prior to the date on which such stock certificate is issued.

     Article 10. Reservation of Shares of Common Stock. The Company, during the term of this Program, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Program. In addition, the Company will from time to time, as is necessary to accomplish the purposes of this Program, seek to obtain from any regulatory agency having jurisdiction, any requisite authority in order to issue and sell shares of Common Stock hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed, by the Company's counsel, to be necessary to the lawful issuance and sale of any shares of its stock hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of the stock as to which the requisite authority shall not have been obtained.

     Article 11. Tax Withholding. The exercise of any option, appreciation right, or restricted share granted under the Program is subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in any connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of the option, appreciation right or restricted share shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company.

     Article 12. Employment. Nothing in the Program or in any option, stock appreciation right, or restricted share, shall confer upon any eligible employee any right to continued employment by the Company, or by any parent or subsidiary corporation, or limit in any way the right of the Company or any
<PAGE 4> parent or subsidiary corporation at any time to
terminate or alter the terms of that employment.
  <PAGE 5>
                             PART I

                      JADE FINANCIAL CORP.
                   INCENTIVE STOCK OPTION PLAN

     Section 1. Purpose. The purpose of the Jade Financial Corp. Incentive Stock Option Plan ("Incentive Plan") is to promote the growth and general prosperity of the Company by permitting the Company to grant options to purchase shares of its Common Stock. The Incentive Plan is designed to help attract and retain superior personnel for positions of responsibility with the Company and any parent or subsidiary, and to provide employees with an additional incentive to contribute the success of the Company. The Company intends that options granted pursuant to the provisions of the Incentive Plan will qualify and will be identified as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Code"). This Incentive Plan is Part I of the Company's Stock Compensation Program ("Program"). Unless any provision herein indicates to the contrary, this Incentive Plan shall be subject to the General Provisions of the Program.

     Section 2. Option Terms and Conditions. The terms and conditions of options granted under the Incentive Plan may differ from one another as the Program Administrators shall, in their discretion, determine, as long as all options granted under the Incentive Plan satisfy the requirements of the Incentive Plan.

     Section 3. Duration of Options. Each option and all rights thereunder granted pursuant to the terms of the Incentive Plan shall expire on the date determined by the Program Administrators, but in no event shall any option granted under the Incentive Plan expire later than 10 years from the date on which the option is granted, except that any employee who owns more than 10% of the combined voting power of all classes of stock of the Company, or of any parent or subsidiary, must exercise any options within five years from the date of grant.
In addition, each option shall be subject to early termination as provided in the Incentive Plan.

     Section 4. Purchase Price. The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any option shall be equal to the fair market value of the shares at the time of the grant of the option; except that for any employee who owns more than 10% of the combined voting power of all classes of stock of the Company, or of any parent or subsidiary, the purchase price shall be equal to 110% of fair market value. Fair market value shall be determined by the Program Administrators on the basis of such factors as they deem appropriate; provided, however, that fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse; and provided further, that if at the time the determination of fair market value is made, those shares are subject to trading on a national
<PAGE 6> securities exchange for which sale prices are regularly reported, the fair market value of those shares shall be the closing sales price reported for the Common Stock on that exchange on the day on which the option is granted, or if no sale has taken place on such day, the mean of the closing bid prices quoted by the then primary market makers of the Company's Common Stock. For purposes of this Section 4, the term "national securities exchange" shall include the National Association of Securities Dealers Automated Quotation System and the over-the-counter market. Notwithstanding the foregoing, if in the judgment of the Company's Board of Directors, there are unusual circumstances or occurrences under which the otherwise determined fair market value of the Common Stock does not represent the actual fair value thereof or if shares of Common Stock are so thinly traded so as the fair market value thus determined is not representative of fair market value, then the fair market value of such Common Stock shall be determined by the Company's Board of Directors on the basis of such prices, market quotations, and other pricing mechanisms that they deem appropriate and fairly reflective of the then fair market value of such Common Stock or, at the discretion of the Company's Board of Directors, by an independent appraiser or appraisers selected by the Board of Directors in either case giving due consideration to recent transactions involving shares of Common Stock, if any.

     Section 5. Maximum Amount of Options in Any Calendar Year. The aggregate fair market value (determined as of the time the option is granted) of the Common Stock with respect to which incentive stock options are first exercisable by any Optionee during any calendar year under the terms of this Plan and all such plans of the Company and any parent or subsidiary corporation shall not exceed $100,000. Any option in excess of the foregoing limitations shall be granted pursuant to the Company's Compensatory Stock Option Plan (Part II), and shall be clearly and specifically designated as not being an incentive stock option.

     Grants to any employee under the Incentive Plan, when added to all other grants or awards under the other parts of the Program, shall not exceed, in the aggregate, 50,000 options during any period of 12 consecutive months. Such limitation shall be subject to adjustments in the manner described in
Article 6 of the General Provisions of this Program.

     Section 6. Exercise of Options. Each option shall be exercisable in one or more installments during its term, and the right to exercise may be cumulative as determined by the Program Administrators. No option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full, in cash or by certified or cashier's check payable to the order of the Company or by shares of Common Stock, if permitted by the Program Administrators, or by a combination of cash, check, or shares of Common Stock, at the time of exercise of the option; provided that the form(s) of payment allowed the employee shall be established when the option
<PAGE 7> is granted.  If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then fair market value as determined by the Program Administrators in accordance with Section 4 of this Incentive Plan. Notwithstanding the foregoing, Common Stock acquired pursuant to the exercise of an incentive stock option may not be tendered as payment unless the holding period requirements of Code Section 422(a)(1) have been satisfied, and Common Stock not acquired pursuant to the exercise of an incentive stock option may not be tendered as payment unless it has been held, beneficially and of record, for at least one year.

     Section 7. Acceleration of Right of Exercise of Installments. Notwithstanding the first sentence of Section 6 of this Incentive Plan, in the event the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger or other reorganization, liquidation, or otherwise, any option granted pursuant to the terms of the Incentive Plan shall become immediately exercisable with respect to the full number of shares subject to that option; provided, however, that no option shall be immediately exercisable under this Section 7 on account of any agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger or other reorganization, liquidation, or otherwise where the shareholders of the Company immediately before the consummation of the transaction will own at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity, whether the Company or some other entity, immediately after the consummation of the transaction. In the event the transaction contemplated by the agreement referred to in this
Section 7 is not consummated, but rather is terminated, canceled, or expires, the options granted pursuant to the Incentive Plan, to the extent not exercised, shall thereafter be treated as if such agreement had never been entered into.

     Notwithstanding the first sentence of Section 6 of this Incentive Plan, in the event of a change in control of the Company or threatened change in control of the Company as determined by a vote of not less than a majority of the Board of Directors of the Company, all options granted prior to such change in control or threatened change of control shall become immediately exercisable. The term "control" for purposes of this Section shall refer to the acquisition of 10% or more of the voting securities of the Company by any person or by persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended; provided, however, that for purposes of the Incentive Plan, no change in control or threatened change in control shall be deemed to have occurred if prior to the acquisition of, or offer to acquire, 10% or more of the voting securities of the Company, the full Board of Directors of the Company shall have adopted, by not less than two-thirds vote, a resolution specifically approving such acquisition or offer. The term "person" for purposes of this Section refers to an individual or a corporation, partnership, trust, association,
<PAGE 8> joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     Section 8. Written Notice Required. Any option granted pursuant to the terms of the Incentive Plan shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company.

     Section 9. Additional Exercise Provisions. An employee granted and holding more than one option granted pursuant to the terms of the Incentive Plan at any relevant time may, in accordance with the provisions of the Incentive Plan, elect to exercise such options in any order.

     In addition, at the request of the employee and to the extent permitted by applicable law, the Company may, in its sole discretion, selectively approve arrangements with a brokerage firm under which such brokerage firm, on behalf of the employee, shall pay to the Company the exercise price of the options being exercised, and the Company, pursuant to an irrevocable notice from the employee, shall promptly deliver the shares being purchased to such brokerage firm. In the event any such arrangement is implemented, the employee shall acknowledge, in writing, his or her understanding that the immediate sale of the option stock will disqualify the related option as an incentive stock option.

     Section 10. Compliance With Securities Laws. Shares of Common Stock shall not be issued with respect to any option granted under the Incentive Plan unless the exercise of that option and the issuance and delivery of those shares pursuant to that exercise shall comply with all relevant provisions of state and federal law including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require an employee to whom an option has been granted under the Incentive Plan ("Optionee") to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restriction imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option restricting their transferability as required by law or by this Section 10.
  <PAGE 9>
     Section 11. Employment of Optionee. Each Optionee, if requested by the Program Administrators when the option is granted, must agree in writing as a condition of receiving his or her option, that he or she will remain in the employ of the Company, or any parent or subsidiary corporation of the Company (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which section 424(a) of the Code applies), as the case may be, following the date of the granting of that option for a period specified by the Program Administrators, which period shall in no event exceed three years. Nothing in the Plan or in any option granted hereunder shall confer upon any Optionee any right to continued employment by the Company, or any parent or subsidiary corporation, or limit in any way the right of the Company or any parent or subsidiary corporation at any time to terminate or alter the terms of that employment.

     Section 12. Option Rights Upon Termination of Employment. If an Optionee ceases to be employed by the Company, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which section 424(a) of the Code applies), for any reason other than death or disability, his or her option shall immediately terminate; provided, however, that the Program Administrators may, at the time an option is granted, in their discretion, allow such option to be exercised (to the extent exercisable on the date of termination of employment) within three months after the date of termination of employment; and provided further, that after an event described in Section 6, an Optionee shall be entitled to exercise such option (or an option into which it is converted) for a period of the lesser of the remaining term of the option or 18 months following such event, notwithstanding anything herein or in the option agreement to the contrary.

     Section 13. Option Rights Upon Disability. If an Optionee becomes permanently and totally disabled within the meaning of
Section 22(e)(3) of the Code while employed by the Company, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which section 424(a) of the Code applies), the option may be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to disability, unless either the option or the Incentive Plan otherwise provides for earlier termination.

     Section 14. Option Rights Upon Death of Optionee. Except as otherwise limited by the Program Administrators at the time of the grant of an option, if an Optionee dies while employed by the Company, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which section 424(a) of the Code applies), or, if the option continues to be exercisable, within three months after ceasing to be an
<PAGE 10> employee thereof, his or her option shall expire one year after the date of death unless by its term it expires sooner. During this one year or shorter period, the option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution, but only to the extent that the Optionee is entitled to exercise the option at the date of death.

     Section 15. Options Not Transferable. Options granted pursuant to the terms of the Incentive Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee.

     Section 16.  Adjustments to Number and Purchase Price of
Optioned Shares. All options granted pursuant to the terms of this Incentive Plan shall be adjusted in the manner prescribed by
Article 6 of the General Provisions of this Program.
  <PAGE 11>
                             PART II

                      JADE FINANCIAL CORP.
                 COMPENSATORY STOCK OPTION PLAN

     Section 1. Purpose. The purpose of the Jade Financial Corp. Compensatory Stock Option Plan ("Compensatory Plan") is to permit the Company to grant options to purchase shares of its Common Stock to selected employees and directors of the Company. The Compensatory Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and any parent or subsidiary, and to provide employees and directors with an additional incentive to contribute to the success of the Company. Any option granted pursuant to this Compensatory Plan shall be clearly and specifically designated as not being an incentive stock option, as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended ("Code"). This Compensatory Plan is Part II of the Company's Stock Compensation Program ("Program"). Unless any provision herein indicates to the contrary, this Compensatory Plan shall be subject to the General Provisions of the Program.

     Section 2. Option Terms and Conditions. The terms and conditions of options granted under this Compensatory Plan may differ from one another as the Program Administrators shall, in their discretion, determine, as long as all options granted under the Compensatory Plan satisfy the requirements of the Compensatory Plan.

     The maximum number of shares of common stock for which options may be granted under this Compensatory Plan to all directors who are not employees of the Company or any parent or subsidiary shall not exceed 50 percent of the shares of common stock covered by the Program.

     Section 3. Duration of Options. Each option and all rights thereunder granted pursuant to the terms of this Compensatory Plan shall expire on the date determined by the Program Administrators, but in no event shall any option granted under the Compensatory Plan expire later than 10 years and one month from the date on which the option is granted. In addition, each option shall be subject to early termination as provided in the Compensatory Plan.

     Section 4. Purchase Price. The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any option shall be equal to the fair market value of the shares at the time of the grant of the option. Fair market value shall be determined by the Program Administrators on the basis of such factors as they deem appropriate; provided, however, that fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, shall never lapse; and provided further, that if at the time of the determination, the shares of the Company are admitted to trading
<PAGE 12> on a national securities exchange for which sales
prices are regularly reported, the fair market value of those shares shall be the closing sales price reported for the Common Stock on that exchange on the day on which the option is granted, or if no sale has taken place on such day, the mean of the closing bid prices quoted by the then primary market makers of the Company's Common Stock. For purposes of this Section 4, the term "national securities exchange" shall include the National Association of Securities Dealers Automated Quotation System and the over-the-counter market.

     Section 5. Maximum Amount of Options in Any Calendar Year. Grants to any person under the Compensatory Plan, when added to all other grants or awards under the Program, shall not exceed, in the aggregate, 50,000 options during any period of 12 consecutive months. Such limitation shall be subject to adjustments in the manner described in Article 6 of the General Provisions of this Program.

     Section 6. Exercise of Options. Each option shall be exercisable in one or more installments during its term and the right to exercise may be cumulative as determined by the Program Administrators (or the Board of Directors with respect to the Program Administrators). No options may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier's check payable to the order of the Company or by shares of Common Stock, if permitted by the Program Administrators (or the Board of Directors with respect to the Program Administrators), or by a combination of cash, check or shares of Common Stock, at the time of exercise of the option. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then fair market value as determined by the Program Administrators (or the Board of Directors with respect to the Program Administrators) in accordance with Section 4 of this Compensatory Plan. Notwithstanding the foregoing, Common Stock acquired pursuant to the exercise of an option may not be tendered as payment unless it has been held, beneficially and of record, for at least one year.

     Section 7. Acceleration of Right of Exercise of Installments. Notwithstanding the first sentence of Section 6 of this Compensatory Plan, if the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger or other reorganization, liquidation, or otherwise, any option granted pursuant to the terms of this Compensatory Plan shall become immediately exercisable with respect to the full number of shares subject to that option; provided, however, that no option shall be immediately exercisable under this Section 7 on account of any agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger or other reorganization, liquidation, or otherwise where the shareholders of the Company immediately before the consummation
<PAGE 13> of the transaction will own at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity whether the Company or some other entity, immediately after the consummation of the transaction. In the event the transaction contemplated by the agreement referred to in this Section 7 is not consummated, but rather is terminated, canceled or expires, the options granted pursuant to the Compensatory Plan, to the extent not exercised, shall thereafter be treated as if such agreement had never been entered into.

     Notwithstanding the first sentence of Section 6 of this Compensatory Plan, in the event of a change in control of the Company, or threatened change in control of the Company as determined by a vote of not less than a majority of the Board of Directors of the Company, all options granted prior to such change in control or threatened change in control shall become immediately exercisable. The term "control" for purposes of this Section shall refer to the acquisition of 10% or more of the voting securities of the Company by any person or by persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended; provided, however, that for purposes of this Compensatory Plan, no change in control or threatened change in control shall be deemed to have occurred if prior to the acquisition of, or offer to acquire, 10% or more of the voting securities of the Company, the full Board of Directors of the Company shall have adopted, by not less than two-thirds vote, a resolution specifically approving such acquisition or offer. The term "person" for purposes of this Section refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     Section 8. Written Notice Required. Any option granted pursuant to the terms of this Compensatory Plan shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company.

     Section 9. Additional Exercise Provisions. An employee or director granted and holding more than one option granted pursuant to the terms of the Compensatory Plan at any relevant time may, in accordance with the provisions of the Compensatory
Plan, elect to exercise such options in any order.

     In addition, at the request of the employee or director and to the extent permitted by applicable law, the Company may, in its sole discretion, selectively approve arrangements with a brokerage firm under which such brokerage firm, on behalf of the individual, shall pay to the Company the exercise price of the options being exercised, and the Company, pursuant to an irrevocable notice from such individual, shall promptly deliver the shares being purchased to such brokerage firm. <PAGE 14>

     Section 10. Compliance With Securities Laws. Shares shall not be issued with respect to any option granted under the Compensatory Plan unless the exercise of that option and the issuance and delivery of the shares pursuant thereto shall comply with all relevant provisions of state and federal law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require an individual to whom an option has been granted ("Optionee") to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option restricting their transferability as required by law or by this Section 10.

     Section 11.  Employment of Optionee.  Each
employee-Optionee, if requested by the Program Administrators, must agree in writing as a condition of the granting of his or her option, to remain in the employment of the Company or any parent or subsidiary (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies), following the date of the granting of that option for a period specified by the Program Administrators, which period shall in no event exceed three years. Nothing in this Compensatory Plan or in any option granted hereunder shall confer upon any Optionee any right to continued employment by the Company or any parent or subsidiary, or limit in any way the right of the Company or any parent or subsidiary at any time to terminate or alter the terms of that employment.

     Section 12. Option Rights Upon Termination of Employment, Etc. If any Optionee under this Compensatory Plan ceases to be employed by, or a director of, the Company or any parent or subsidiary (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies), for any reason other than disability or death, his or her option shall immediately terminate; provided, however, that the Program Administrators (or the Board of Directors with respect to the Program Administrators) may, at any time in their discretion, allow the option to be exercised (to the extent exercisable on the date of termination of employment) within three months after the date of termination; and provided further, that after an event described in Section 7, an Optionee shall be entitled to exercise such option (or an option into which it is converted) for a period of the lesser of the remaining term of the option or 18 months
<PAGE 15> following such event, notwithstanding anything herein or in the option agreement to the contrary.

     Section 13. Option Rights Upon Disability. If an Optionee becomes permanently and totally disabled within the meaning of Code Section 22(e)(3) while employed by, or a director of, the Company, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Code
Section 424(a) applies), the option may be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to disability, unless either the option or the Incentive Plan otherwise provides for earlier termination.

     Section 14. Option Rights Upon Death of Optionee. Except as otherwise limited by the Program Administrators (or the Board of Directors with respect to the Program Administrators) at the time of the grant of an option, if an Optionee dies while employed by, or a director of, the Company, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies), or, if the option continues to be exercisable, within three months after ceasing to be an employee or director, his or her option shall expire one year after the date of death unless by its terms it expires sooner. During this one year or shorter period, the option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution, but only to the extent that the Optionee is entitled to exercise the option at the date of death.

     Section 15. Transferability. Except as provided below, options granted pursuant to the terms of this Compensatory Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee. However, if the Program Administrators so determine at the time the option is granted, the option may be transferable to members of the Optionee's "immediate family" (as hereinafter defined), to a partnership whose members are only the Optionee and/or members of the Optionee's immediate family, or to a trust for the benefit of only the Optionee and/or members of the Optionee's immediate family. For purposes of this Section 15, an Optionee's "immediate family" includes only his or her spouse, parents or other ancestors, and children and other direct descendants of the Optionee or of his or her spouse (including such ancestors and descendants by adoption).

     Section 16. Adjustments to Number and Purchase Price of Optioned Shares. All options granted pursuant to the terms of
<PAGE 16> this Compensatory Plan shall be adjusted in a manner prescribed by Article 6 of the General Provisions of the Program.
  <PAGE 17>
                            PART III

                      JADE FINANCIAL CORP.
                 STOCK APPRECIATION RIGHTS PLAN


     Section 1. Purpose. The purpose of the Jade Financial Corp. Stock Appreciation Rights Plan ("S.A.R. Plan") is to permit the Company to grant stock appreciation rights for its Common Stock to its employees. The S.A.R. Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and any parent or subsidiary and to provide employees with an additional incentive to contribute to the success of the Company. This S.A.R. Plan is
Part III of the Company's Stock Compensation Program ("Program").

     Section 2. Terms and Conditions. The Program Administrators may, but shall not be obligated to, authorize, on such terms and conditions as they deem appropriate in each case, the granting of a stock appreciation right, which is the right to receive an amount equal to the appreciation, if any, in the fair market value of a share of the Company's Common Stock from the date of grant of the stock appreciation right to the date of its payment. In addition, the Program Administrators may, but shall not be obligated to, authorize, on such terms and conditions as they deem appropriate in each case, the Company to accept the surrender by the recipient of a stock option granted under Part I or Part II of the right to exercise that option, or portion thereof, in consideration for the payment by the Company of an amount equal to the excess of the fair market value of the shares of Common Stock subject to such option, or portion thereof surrendered, over the option price of such shares. Such payment, at the discretion of the Program Administrators, may be made in shares of Common Stock valued at the then fair market value thereof, determined as provided in Section 4 of Part I or
Part II, as the case may be, or in cash, or partly in cash and partly in shares of Common Stock; provided that with respect to rights granted in tandem with incentive stock options, the Program Administrators shall establish the form(s) of payment allowed the Optionee at the date of grant. The Program Administrators shall not be authorized to make payment to any Optionee in shares of the Company's Common Stock unless Code
Section 83 would apply to the Common Stock transferred to the Optionee. Notwithstanding the foregoing, the Company may not permit the exercise or cancellation of a stock appreciation right issued pursuant to this S.A.R. Plan until the Company has been subject to the reporting requirements of Section 13 of the Securities Exchange Act of 1934, as amended ("Exchange Act") for a period of at least one year prior to the exercise and cancellation of any such stock appreciation right.

     Section 3. Time Limitations. Any election by an Optionee to exercise the stock appreciation rights provided in this S.A.R. Plan shall be made during the period beginning on the third
<PAGE 18> business day following the release for publication of quarterly or annual financial information required to be prepared and disseminated by the Company pursuant to the requirements of the Exchange Act and ending on the twelfth business day following such date. The required release of information shall be deemed to have been satisfied when the specified financial data appears on or in a wire service, financial news service or newspaper of general circulation or is otherwise first made publicly available.

     Section 4. Exercise of Stock Appreciation Rights; Effect on Stock Options and Vice Versa. To the extent relevant, upon the exercise of a stock appreciation right, the number of shares available under the stock option to which it relates shall decrease by a number equal to the number of shares for which the right was exercised. Upon the exercise of a stock option, any related stock appreciation right shall terminate to the extent of the number of shares acquired by reason of such exercise.

     Section 5. Time of Grant. With respect to options granted under Part I, stock appreciation rights must be granted concurrently with the stock options to which they relate; with respect to options granted under Part II, stock appreciation rights may be granted concurrently or at any time thereafter prior to the exercise or expiration of such options.

     Section 6. Non-Transferable. Unless permitted by law and the Board of Directors or Plan Administrators, the holder of a stock appreciation right may not transfer or assign the right otherwise than by will or in accordance with the laws of descent and distribution. Furthermore, in the event of the termination of his or her service with the Company as a director, officer and/or employee, the right may be exercised only within the period, if any, which the option to which it relates may be exercised.

     Section 7. Tandem Incentive Stock Option - Stock Appreciation Right. Whenever an incentive stock option, granted pursuant to Part I, and a stock appreciation right authorized hereunder are granted together and the exercise of one affects the right to exercise the other, the following requirements shall apply:

     1) the stock appreciation right will expire no later than the expiration of the underlying incentive stock option;

     2) the stock appreciation right may be for no more than the difference between the exercise price of the underlying option and the market price of the stock subject to the underlying option at the time the stock appreciation right is exercised;

     3) the stock appreciation right is transferable only when the underlying incentive stock option is transferable, and under the same conditions; <PAGE 19>

     4) the stock appreciation right may be exercised only when the underlying incentive stock option is eligible to be exercised; and

     5) the stock appreciation right may be exercised only when the market price of the stock subject to the option exceeds the exercise price of the stock subject to the option.

     Section 8.  Tandem Stock Option - Limited Stock Appreciation
Right. The Program Administrators may provide that any tandem stock appreciation right granted pursuant hereto be a limited stock appreciation right, in which event:

     1) the limited stock appreciation right shall be exercisable during the period beginning on the first day following the expiration of an Offer (as defined below) and ending on the thirtieth day following such date (but in no event less than six months after the date of grant of the right);

     2) neither the option tandem to the limited stock appreciation right nor any other stock appreciation right tandem to such option may be exercised at any time that the limited stock appreciation right may be exercised, provided that this requirement shall not apply in the case of an incentive stock option tandem to a limited stock appreciation right if and to the extent that the Program Administrators determine that such requirement is not consistent with applicable statutory provisions regarding incentive stock options and the regulations issued thereunder; and

     3) upon exercise of the limited stock appreciation right, the fair market value of the shares to which the right relates shall be determined as the highest price per share paid in any Offer that is in effect at any time during the period beginning on the sixtieth day prior to the date on which the limited stock appreciation right is exercised and ending on such exercise date; provided, however, with respect to a limited stock appreciation right tandem to an incentive stock option, the Program Administrators shall determine fair market value of such shares in a different manner if and to the extent that the Program Administrators deem necessary or desirable to conform with applicable statutory provisions regarding incentive stock options and the regulations issued thereunder.

     The term "Offer" shall mean any tender offer or exchange offer for shares of the Company, provided that the person making the offer acquires shares of the Company's capital stock pursuant to such offer.

     Section 9. Limitation on Grants of Stock Appreciation Rights. The maximum number of stock appreciation rights that may be granted to any individual during any 12 consecutive month period shall be limited as provided in Section 5 of Part II of the Program.
  <PAGE 20>
                             PART IV

                      JADE FINANCIAL CORP.
                      RESTRICTED SHARE PLAN

     Section 1. Purpose. The purpose of the Jade Financial Corp. Restricted Share Plan ("Restricted Plan") is to promote the growth and general prosperity of the Company by permitting the Company to grant restricted shares to help attract and retain superior personnel for positions of substantial responsibility with the Company and any parent or subsidiary, and to provide employees with an additional incentive to contribute to the success of the Company. This Restricted Plan is Part IV of the Company's Stock Compensation Program ("Program").

     Section 2. Terms and Conditions. The Program Administrators may grant restricted shares to an employee on such terms and conditions as may be determined. A certificate or certificates representing the number of restricted shares granted shall be registered in the name of the grantee. Until the expiration of the restriction period or the lapse of restrictions in the manner provided below, the certificate or certificates shall be held by the Company for the account of the grantee, and the grantee shall have beneficial ownership of the restricted shares, including the right to receive dividends on, and the right to vote, the restricted shares.

     Section 3. Restriction Period. For purposes of the Restricted Plan, the Restriction Period shall be a period of time not less than twenty-four (24) nor more than sixty (60) months, to be determined within those limits by the Program Administrators in their sole discretion, commencing on the date as of which restricted shares are granted, during which the restrictions imposed by Section 4 of the Restricted Plan shall apply. The Program Administrator shall determine the length of the Restriction Period at the time that the restricted shares are granted.

     Section 4. Restrictions. Until the expiration of the Restriction Period or the lapse of restrictions in the manner provided below, restricted shares shall be subject to the following restrictions and any additional restrictions that the Program Administrators, in their sole discretion, may from time to time deem desirable in furtherance of the objectives of the Restricted Plan:

          (a) the grantee shall not be entitled to received the certificate or certificates representing the restricted shares;

          (b)  the restricted shares may not be sold,
transferred, assigned, pledged, conveyed, hypothecated, or otherwise disposed of; and
  <PAGE 21>
          (c) the restricted shares may be forfeited immediately as provided in Section 6 of the Restricted Plan.

     Section 5. Distribution of Restricted Shares. If an individual to whom restricted shares have been granted remains in the continuous employment of the Company during the entire Restriction Period, upon the expiration of the Restriction Period all restrictions applicable to the restricted shares shall lapse, and the certificate or certificates representing the shares of Common Stock that were granted to the grantee in the form of restricted shares shall be delivered to the grantee.

     Section 6. Termination of Employment. If the employment of a grantee is terminated for any reason other than disability or the death of the grantee while in the service of the Company before the expiration of the Restriction Period, the restricted shares shall be forfeited immediately and all rights of the grantee to such shares shall terminate immediately without further obligation on the part of the Company. If the grantee is terminated by reason of disability or death while in the service of the Company before the expiration of the Restriction Period, the number of restricted shares held by the Company for the grantee's benefit shall be reduced by the proportion of the Restriction Period remaining after the individual's termination; the restrictions on the balance of such restricted shares shall lapse on the date the grantee's service is terminated; and a certificate or certificates representing the shares of Common Stock upon which the restrictions have lapsed shall be delivered to the grantee (or in the event of the grantee's death, to his or her beneficiary).

     Section 7. Waiver of Restrictions. The Program Administrators may, in their sole discretion, waive any and all restrictions with respect to restricted shares. Upon a change in control or other corporate transaction described in Section 6 of the Incentive Plan, all restrictions with respect to restricted shares shall lapse.

     Section 8. Limitation on Awards of Restricted Shares. The maximum number of restricted shares that may be awarded during any 12 consecutive month period shall be limited as provided in
Section 5 of Part II of the Program.  <PAGE 22>